Employee Benefit Plans	6 Months Ended
Jun. 30, 2012
Employee Benefit Plans
(12)	Employee Benefit Plans

(a) Employee Stock Option Plan

The Company’s stock option program is a long-term retention program that is intended to attract, retain, and provide incentives for talented employees, officers, and directors, and to align stockholder and employee interests. The Company considers its option program critical to its operation and productivity.

Stock-based compensation is classified in the consolidated statement of operations in the same expense line items as cash compensation. In accordance with ASC 718, the Company recorded $2.5 million, $2.4 million and $2.2 million of stock-based compensation expense in its consolidated statements of operations for the years ended December 31, 2009, 2010 and 2011, respectively, relating to options and $0.6 million and $1.1 million for the unaudited three months ended June 30, 2011 and 2012, respectively. The Company recorded $1.2 million and $1.7 million of stock-based compensation expense for the unaudited six months ended June 30, 2011 and 2012, respectively. None of the stock-compensation cost was capitalized as amounts were immaterial. Amounts recorded as expense in the consolidated statement of operations are as follows (in thousands):

	Year Ended December 31,			Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2011	2011	2012	2011	2012
				(unaudited)		(unaudited)
Cost of revenue	$373	$312	$219	$59	$104	$123	$151
Technology and development	323	282	256	67	79	134	137
Sales and marketing	461	422	391	104	136	213	224
General and administration	1,353	1,388	1,378	345	796	729	1,162

Total	$2,510	$2,404	$2,244	$575	$1,115	$1,199	$1,674

As of December 31, 2011, there was $3.3 million of total unrecognized compensation cost related to nonvested stock-based employee compensation arrangements that is expected to vest. The cost is expected to be recognized over a weighted average period of 3.28 years, as of December 31, 2011.

The Company’s 2000 Stock Option/Stock Issuance Plan adopted in June 2000, as amended and restated, or the 2000 Plan, provides for the issuance of options and other stock-based awards. On May 6, 2010, the shares of Common Stock reserved for issuance under the 2000 Plan were increased by 298,602 shares to 5.1 million shares and the plan was terminated in June 2010. The Company issues new shares upon the exercise of stock options. Any forfeitures or shares remaining under the plan are canceled and not available for reissue.

The Company’s 2010 Equity Incentive Plan was adopted on May 26, 2010, or the 2010 Plan, and the Company initially reserved for issuance under the 2010 Plan 0.8 million shares with an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2011 by an amount equal to the lesser of 1,500,000 shares, 3% of the outstanding shares of the Company’s common stock as of the last day of the Company’s immediately preceding fiscal year, or such other amount as the Company’s board of directors may determine. Options become vested and exercisable at such times and under such conditions as determined by the board of directors. In January 2011, the shares of Common Stock reserved for issuance under the 2010 Plan were increased by 192,195 shares.

Options under the 2000 and the 2010 Plan, or the Plans, are generally for periods not to exceed 10 years and must be issued at prices not less than 85% of the estimated fair value of the shares of Common Stock on the date of grant as determined by the plan administrator. Options become vested and exercisable at such times and under such conditions as determined by the board of directors. Options generally vest over four years with 25% vesting after one year and the balance vesting monthly over the remaining period. In May and November 2010, the Company granted a total of 418,500 performance option awards to certain executives of the Company. During the three months ended March 31, 2012, the Company granted a total of 320,000 (unaudited) performance option awards to certain executives of the Company. No performance option awards were granted during the three months ended June 30, 2012. The performance option awards are subject to potential early vesting based upon the achievement of certain milestones as follows: 25% to vest upon an initial public offering, 25% to vest upon achieving a revenue growth rate of at least 8% per year for two consecutive years, and an additional 50% will vest upon the achievement on an initial public offering and achieving consecutive growth rates.

The following table summarizes the weighted-average fair value of stock options granted:

	Year Ended December 31,			Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2011	2011	2012	2011	2012
				(unaudited)		(unaudited)
Stock options granted (in thousands)	924	1,137	139	32	79	138	871
Weighted average fair value at date of grant	$2.83	$2.88	$6.09	$6.42	$5.46	$6.09	$5.35

Stock option activity for the year ended December 31, 2011 and the six months ended June 30, 2012 is as follows (shares in thousands):

	Shares	Weighted average exercise price	Remaining contractual term (years)	Aggregate intrinsic value (dollars in thousands)
December 31, 2010	4,507	$7.16	7.51	$17,213
Granted	139	11.24
Exercised	(20)	1.33
Forfeited	(86)	7.89

Outstanding as of December 31, 2011	4,540	$7.29	6.62	$10,888

Vested and expected to vest at December 31, 2011	4,327	$7.28	6.54	$10,008
Exercisable at December 31, 2011	4,540	$7.29	6.62	$10,888
Granted	871	9.69
Exercised	(8)	1.00
Forfeited	(160)	7.86

Outstanding as of June 30, 2012 (unaudited)	5,243	$7.68	6.72	$38,665

The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was $273,000, $33,375, and $161,000, respectively. The Company received $20,200, $5,000, and $25,700 of cash upon the exercise of these options for the years ended December 31, 2009, 2010 and 2011, respectively. The Company also recorded $80,000, $1,300, and $64,000 in tax benefits as a result of the exercise of these options for the years ended December 31, 2009, 2010 and 2011, respectively.

The Plans provides for grants of immediately exercisable options; however, the Company has the right to repurchase any unvested Common Stock upon the termination of employment at the original exercise price. There were no early exercises and the Company did not repurchase any unvested Common Stock during 2009, 2010 or 2011.

(b) Valuation Assumptions

The Company calculated the fair value of each option award on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions (annualized percentages):

	December 31,
	2009	2010	2011
Fair value of underlying stock per share	$6.14-7.42	$5.32-6.18	$10.98-12.10
Expected volatility	47.0%	46.0-50.9%	54.72-56.09%
Risk-free interest rate	2.13-2.72%	1.13-3.12%	2.18-2.72%
Expected term	4.95-6.06 years	5.26-8.50 years	5.47-6.08 years
Dividend yield	0.00%	0.00%	0.00%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2012	2011	2012
	(unaudited)		(unaudited)
Fair value of underlying stock per share	$12.10	$10.66	$10.98-12.10	$9.59-10.66
Expected volatility	54.72-54.77%	54.63-54.75%	54.72-56.09%	54.63-56.14%
Risk-free interest rate	2.18-2.23%	0.95-0.98%	2.18-2.72%	0.94-1.74%
Expected term	5.90-6.07 years	5.94-6.08 years	5.47-6.08 years	5.27-8.50 years
Dividend yield	0.00%	0.00%	0.00%	0.00%

The determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. Expected volatility is determined using average volatility of peer publicly traded companies. The risk-free interest rate is determined by using published zero coupon rates on treasury notes for each grant date given the expected life. The dividend yield of zero is based on the fact that the Company expects to invest cash in operations and has never paid cash dividends on Common Stock. The Company changed its method of estimating expected term in 2010 from using historical exercises to the “simplified” method as determined under SAB 107 due to the low frequency of option exercises.

As stock-based compensation expense recognized in the consolidated statements of operations in 2009, 2010 and 2011 is based on awards ultimately expected to vest, it is reduced for estimated prevest forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. In addition, ASC 718 requires that compensation cost recognized at any date must be at least equal to the amount attributable to options that are vested at that date. The Company calculates a true-up of its compensation costs to the vested amounts on a quarterly basis. Prevesting forfeitures were estimated to be approximately nine percent in 2009 and approximately eight percent in 2010 and 2011 based on weighted average historical forfeiture rates. Under the provisions of ASC 718, the Company will record additional expense if the actual forfeiture rate is lower than estimated, and will record a recovery of prior expense if the actual forfeiture rate is higher than estimated.

(c) Restricted Stock Agreements

The Company issues stock under purchase agreements, which includes stock pursuant to the Company’s option plans, which include restrictions on the transfer of the Company’s Common Stock. Before selling Common Stock, the stockholder must first offer the Company the right of first refusal. In the event of a voluntary or involuntary termination (including death and disability), the Company has the right to repurchase the exercised unvested shares at the original price paid. The Company had no exercised and unvested shares in 2009, 2010 and 2011.

The Company has a co-sale agreement, which includes restrictions on the transfer of the Company’s Common Stock issued pursuant to the Company’s stock purchase agreement. Before selling Common Stock, the stockholder must first offer the Company the right of first refusal. The Company did not exercise these rights for the years ended December 31, 2009, 2010 and 2011.

(d) Employee Stock Purchase Plan

Concurrent with the closing of the Company’s IPO in May 2012, the Company established the 2012 Employee Stock Purchase Plan (ESPP) which is intended to qualify under Section 423 of the Internal Revenue Code of 1986. The Company’s executive officers and all of its other employees are allowed to participate in the ESPP. A total of 500,000 shares of the Company’s common stock was made available for sale under the ESPP. In addition, the ESPP provides for annual increases in the number of shares available for issuance under the ESPP on the first day of each fiscal year beginning with the 2012 fiscal year, equal to the least of:

•	500,000 shares of common stock;

•	1% of the outstanding shares of the Company’s common stock as of the last day of the Company’s immediately preceding fiscal year; or

•	such other amount as may be determined by the board.

Under the ESPP, employees are eligible to purchase common stock through payroll deductions of up to 25% of their eligible compensation, subject to any plan limitations. The ESPP has four consecutive offering periods of approximately three months in length during the year and the purchase price of the shares will be 85% of the lower of the fair value of the Company’s common stock on the first trading day of the offering period or on the last day of the offering period.

(e) 401(k) Plan

The Company participates in the WageWorks 401(k) Plan, or 401(k) Plan, a tax-deferred savings plan covering all of its employees working more than 1,000 hours per year. Employees become participants in the 401(k) Plan on the first day of any month following the first day of employment. Eligible employees may contribute up to 85% of their compensation to the 401(k) Plan, limited to the maximum allowed under the Internal Revenue Code, or the Code. The Company, at its discretion, may match up to 25% of the first 4% of employees’ contributions and may make additional contributions to the 401(k) Plan. The Company contributed approximately $255,000, $292,000 and $312,000 in 2009, 2010 and 2011, respectively and $361,000 in the unaudited six months ended June 30, 2012.